UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. Vote by Internet • G o to www.investorvote.com/ATP • O r scan the QR code with your smartphone • F ollow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Atlantic Power Corporation Annual Meeting of Shareowners to be Held on June 19, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Atlantic Power Corporation’s annual meeting of shareowners are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy circular, form of proxy and 2017 annual report to shareowners are available at: https://materials.proxyvote.com/04878Q : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/ATP Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 7, 2018 to facilitate timely delivery. A T P Q 01ENXA Atlantic Power Corporation Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION

. Atlantic Power Corporation’s Annual Meeting of Shareowners will be held on Tuesday, June 19, 2018 at Omni King Edward Hotel, 37 King Street East, Belgravia Room, Toronto, ON M5C 1E9 at 10:00am Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the following proposals: 1. Election of Directors. Nominees: Irving R. Gerstein R. Foster Duncan Kevin T. Howell Gilbert S. Palter James J. Moore, Jr. 2. 3. The approval, by non-binding advisory vote, of named executive officer compensation as described in the Circular. The appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation’s Board of Directors to fix such auditors’ remuneration. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current paper delivery requests can be submitted via telephone or email options below. Email copies: Current email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g I nternet – Go to www.investorvote.com/ATP. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-962-0498 to order a paper copy of the materials by mail for the current meeting. g E mail – Send an email to info@atlanticpower.com with “Proxy Materials Atlantic Power Corporation” in the subject line. Include in the message your full name and address and state in the email that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 7, 2018. 01ENYD Atlantic Power Corporation Meeting Notice